SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

LIFETIME ACHIEVEMENT FUND, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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Lifetime Achievement Fund, Inc.

15858 West Dodge Road, Suite 310
Omaha, Nebraska  68118

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held at the offices of
Manarin Investment Counsel, Ltd.
15858 West Dodge Road Suite 310
Omaha, NE 68118

Dear Shareholders:

The Board of Directors of Lifetime Achievement Fund, Inc., an open-end management investment company organized as a Maryland corporation (the “Company”), has called a special meeting of the Company’s shareholders to be held at the principal offices of the Company, 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118, on November 8, 2010 at 3:00 p.m., Central Time, for the following purposes:

1.	To elect a new Director.
2.	To approve changes to the Company’s Fundamental Investment Restrictions.

Shareholders of record at the close of business on September 9, 2010 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 8, 2010.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot is available at www.lifetimeachievementfund.com and is anticipated to be sent to shareholders on September 22, 2010.

By Order of the Board of Directors

Roland R. Manarin, President
September 10, 2010

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to (888) 810-3042, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Lifetime Achievement Fund, Inc.

15858 West Dodge Road, Suite 310
Omaha, Nebraska  68118
____________

PROXY STATEMENT
____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 8, 2010

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of Lifetime Achievement Fund, Inc. (the “Company”) on behalf of  its sole series of shares, the Lifetime Achievement Fund, Inc. (the “Fund”), for use at the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at the principal executive offices of the Company, 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118, on November 8, 2010 at 3:00 p.m., Central Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about September 22, 2010.

The Meeting has been called by the Board of Directors of the Company for the following purposes:

1.	Election of a new Director.
2.	Approval of changes to the Fund’s fundamental investment restrictions.
3.	Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund at the address above or by calling 1-888-339-4230.

PROPOSAL I

ELECTION OF NEW DIRECTOR

In this proposal, shareholders are being asked to elect Mark H. Taylor (the “Nominee”) to the Board of Directors of the Company.  Mr. Taylor has agreed to serve on the Board of Directors for an indefinite term.  Mr. Taylor has served on the Board since February 2007.

The Investment Company Act of 1940, as amended (the "1940 Act") requires a certain percentage of the Directors to have been elected by shareholders before the Board can appoint any new Director.  To make it easier to satisfy this requirement in the future, the Board of Directors now proposes to have shareholders elect Mr. Taylor to the Board.  Even if he is not elected by shareholders, Mr. Taylor will continue to serve as a Director on the Board.

During the fiscal year ended December 31, 2009, the Board of Directors met four times.  No Director attended fewer than 75% of the regularly scheduled or special meetings of the Board.

Information about the Nominee and Incumbent Directors

The Nominee is considered to be an Independent Director.  Information about the Nominee, including his addresses, age, principal occupation during the past five years, and other current public directorships, is set forth in the table below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Mark H. Taylor 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 45	Director (Since February 2007)	Indefinite*	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University, since 2009. Professor and John P. Begley Endowed Chair in Accounting, Creighton University, since August 2002 to 2009; Member, AICPA Accounting Standards Board, since December 2008; Academic Fellow, Securities and Exchange Commission, Office of the Chief Accountant, Professional Practice Group, from August 2005 to July 2006.	1	Northern Lights Fund Trust (25 funds); Northern Lights Variable Insurance Trust (10 funds)

The Board concluded that Mr. Taylor should serve as a Director of the Company because of Mr. Taylor’s valuable experience with and knowledge of accounting practices, particularly as applied to financial services organizations.  Additionally, Mr. Taylor’s background as a professor of accounting will benefit the Company because of Mr. Taylor’s knowledge and ability to convey that knowledge to the other Directors and officers.

In addition to Mr. Taylor, the Company has four incumbent Directors.  The following tables provide information regarding the incumbent Directors, as well as the officers of the Company.  Information relating to the incumbent Independent Directors is presented separately.

Incumbent Independent Directors

Name, Address and Age	Position(s) Held with Company and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Incumbent Director	Other Directorships Held by Incumbent Director
David C. Coker 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 63	Director Since July 2000	Indefinite*	Executive Director, Nebraska Lutheran Outdoor Ministries, a non-profit religious organization, since 1991.	1	None
Dr. Bodo Treu (a) 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 52	Director Since July 2000	Indefinite*	Physician, Alegent Family Care Clinic, a family practice clinic, since 1987.	1	None
Jerry Vincentini 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 69	Director Since July 2000	Indefinite*	Retired; formerly a business owner.	1	None
*           Each Director holds office until the next annual meeting of stockholders or until a successor Director is elected and qualified.  Since the Company is not required to have annual meetings of shareholders, the Company's Directors effectively serve an indefinite term.

Incumbent Interested Director and Company Officers

Name, Address and Age	Position(s) Held with Company and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by the Director	Other Directorships Held by the Director
Roland R. Manarin 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 65	Interested Director, Chairman and President Since July 2000	Director term is indefinite; officers serve until successors are elected annually.	President, Director, Investment Adviser Representative and Portfolio Manager, the Adviser, since February 1983; President, Roland Manarin & Associates (“Manarin”), since February 1983; President, Director, Treasurer, Registered Representative and Registered Principal, the Distributor, since October 1994.	1	None
N. Lynn Bowley Age 51	Chief Compliance Officer and Treasurer since 2010	Officers serve until successors are elected annually.	Compliance Officer of Northern Lights Compliance Services, LLC since 2007. Vice president of Investment Support Services for Mutual of Omaha Companies from 2002 to 2006.	n/a	n/a
Aron D. Huddleston(b) 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age 31	Vice President since May 2004)	Officers serve until successors are elected annually.
Vice President (since June 2004), Portfolio Manager (since January 2002) and Investment Adviser Representative (since July 2001), Manarin Investment Counsel Ltd.; Vice President (since June 2004) and Registered Representative (since May 2001), Manarin Securities Corporation; Vice President (since June 2004) and Sales Assistant (2001-2004), Roland Manarin & Associates.
				n/a	n/a
Deborah L. Koch 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 37	Secretary since May 2004	Officers serve until successors are elected annually.
Chief Compliance Officer (since August 2004), the Adviser; Financial and Operations Principal and Secretary (since March 2004) and Chief Compliance Officer (since August 2004), the Distributor; OSJ Manager, Life Investors (an insurance agency), from March 1999 to March 2004.
				n/a	n/a
(a) Dr. Treu is Mr. Manarin’s nephew.
(b) Mr. Huddleston is Mr. Manarin’s son-in-law.

The following tables set forth the aggregate dollar range of equity securities owned by the Nominee and each incumbent Director of the Company as of December 31, 2009.

Incumbent Directors

Dollar Range of Equity Securities in the Fund
Roland R. Manarin	Over $100,000
David C. Coker	$10,000-$50,000
Dr. Bodo Treu	Over $100,000
Jerry Vincentini	Over $100,000

Director Nominee

Dollar Range of Equity Securities in the Fund
Mark H. Taylor	None

Director and Officer Compensation

Each Independent Director currently receives a fee of $1,000 for each Board meeting attended and Audit Committee members $1,000 per committee meeting attended.  The Chairman of the Audit Committee receives an additional $1,000 per committee meeting attended.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund.  The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended December 31, 2009.

Name and Position	Aggregate Compensation from the Fund for Service to the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
David C. Coker	$6,000	$0	$0	$6,000
Dr. Bodo Treu	$4,000	$0	$0	$4,000
Jerry Vincentini	$6,000	$0	$0	$6,000
Mark H. Taylor	$6,000	$0	$0	$6,000

Independent Public Accountants

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Company and has done so for the last 2 fiscal years.  BBD provides audit services, tax return review and assistance and consultation in connection with review of filings made with the Securities and Exchange Commission.

Representatives of BBD are not expected to attend the Meeting, therefore they will not make a statement or be available to answer any appropriate questions.

On February 18, 2008, the Fund’s Audit Committee appointed BBD, LLP (then known as Briggs, Bunting & Dougherty, LLP) for the fiscal year ending December 31, 2008.  For the prior two fiscal years, Grant Thornton LLP served as the Company's auditor, and their audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles.  Further, there were no disagreements between the Fund and Grant Thornton, LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference to the disagreement in their report.

The following tables set forth, for the Company's two most resent fiscal years, the fees billed by BBD for (a) all audit and non-audit services provided directly to the Company and (b) those non-audit services provided to the Company's investment adviser and any entity controlling, controlled or under common control with the Company's investment adviser.

Audit Fees.
Aggregate fees billed for professional services rendered by BBD during last 2 fiscal years for the audit of the Company's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2009	$16,500
Fiscal year ended December 31, 2008	$16,000

Audit-Related Fees.
Aggregate fees billed for assurance and related services rendered by the principal accountant to the Company that are reasonably related to the performance of the audit of the Company's financial statements and are not reported under "Audit Fees" above.

Audit related fees are those which relate to the audit but are not included in its cost.  The major component of these fees for fiscal 2008 relate to fees charged by Grant Thornton LLP in connection with the Company’s change of independent auditors.

Fiscal year ended December 31, 2009	$ 0
Fiscal year ended December 31, 2008	$ 2,440

Tax Fees.
Aggregate fees billed for professional services rendered by BBD to the Company for tax compliance, tax advice, tax planning and review of tax filings.

Fiscal year ended December 31, 2009	None
Fiscal year ended December 31, 2008	None

All Other Fees.
Aggregate fees billed for products and services provided by the principal accountant to the Company, other than services reported under “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above.

Fiscal year ended December 31, 2009	None
Fiscal year ended December 31, 2008	None

Standing Committees

The Company's audit committee consists of all of the Independent Directors.  The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Company’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board the appointment of auditors for the Company, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.   The audit committee held two meetings during the fiscal year ended December 31, 2009.  Mr. Taylor and Mr. Vincentini serve as audit committee financial experts for the audit committee.  The Audit Committee Charter is attached as Exhibit A.

Nominations of new members of the Company’s Board are made and considered by the Company’s Board.  The Board generally will not consider shareholder nominees.  The Board has not set specific minimum qualifications that must be met by a Director nominee.  When evaluating a person as a potential nominee to serve as a Director, the Board may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director; (iii) the contribution that the person can make to the Board and the Company, with consideration being given to the person’s business experience, education and such other factors as the Directors may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Directors; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Directors, officers and any other source the Directors consider appropriate.  The Directors seek diversity on the Board in terms of skills and experience and other factors.

The Board is led by Mr. Manarin, who serves as Chairman and President of the Company.  Mr. Manarin is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  The Company has determined that its leadership structure is appropriate because the 1940 Act requires the approval for certain agreements of a majority of the Directors who are not interested persons.  Additionally, the audit committee is comprised solely of the Independent Directors.

Accordingly, the Board of Directors of Lifetime Achievement Fund, Inc., including the Independent Directors, unanimously recommends that shareholders of the Fund vote   “FOR” the election of the Nominee to the Board of Directors.

PROPOSAL II
PROPOSAL TO APPROVE CHANGES TO THE FUND’S
FUNDAMENTAL INVESTMENT RESTRICTIONS

Proposed Changes to the Fund’s Fundamental Investment Restrictions

In this proposal, shareholders are being asked to approve changes to the Fund’s fundamental investment restrictions.  Several of the Fund’s current fundamental investment restrictions are unnecessary and not required by the 1940 Act.  Other restrictions are being changed from fundamental to non-fundamental policies, which means they can be changed in the future without shareholder approval.  Specifically, Restrictions 1, 2 and 14 are being changed to permit certain investments up to those limits imposed by the 1940 Act.  No changes are proposed for Restrictions 3, 4 and 5.  Restriction 6 is being changed to permit investment in gold bullion and other commodity-related securities consistent with proposed changes to the Fund's investment strategy.  Restriction 7 is being changed to permit investment in repurchase agreements.  Restrictions 8 and 10 are being changed to eliminate restrictions formerly imposed by state securities law which no longer apply to the Fund.  The changes to Restrictions 9, 11, 12, 13 and 15 are intended to provide the Board with the flexibility to make additional changes in the future without the expense of seeking shareholder approval.  The Fund’s Board of Directors proposes that each of the following fundamental investment restrictions be revised as follows:

The Fund may not:

	Original Fundamental Investment Restrictions	New Fundamental Investment Restrictions
1	Issue securities or other obligations senior to the Fund’s shares of beneficial interest;
Issue securities or other obligations senior to the Fund’s shares of beneficial interest.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2
Borrow money, except that the Fund may borrow from time to time to meet redemption requests and to leverage the Fund to make additional investments when the Adviser believes that market conditions are favorable, however, the amount of such borrowings shall not exceed 30% of the Fund’s net assets and shall comply in all respects to Section 18(f) of the 1940 Act;

Borrow money, except that the Fund may borrow from time to time to meet redemption requests and to leverage the Fund to make additional investments when the Adviser believes that market conditions are favorable, however, the amount of such borrowings shall not exceed 33 1/3% of its total assets and shall comply in all respects to Section 18(f) of the 1940 Act;

3	Underwrite securities of other issuers;	No change is proposed to this policy.
4
Purchase any security if, as a result of such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers concentrated in a particular industry or group of industries;
No change is proposed to this policy.
5	Purchase or sell real estate, except that the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;	No change is proposed to this policy.
6	Purchase or sell commodities or commodity contracts including futures contracts;
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell gold bullion to the full extent permitted under the 1940 Act.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

7	Make loans, except when (a) purchasing a portion of an issue of debt securities, or (b) engaging in securities loan transactions limited to 5% of the Fund’s total assets;
Make loans, except when (a) purchasing a portion of an issue of debt securities, (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to 5% of the Fund’s total assets;

8
Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund’s total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 3% of the outstanding voting securities of that issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”);
It is proposed that this policy be eliminated.
9	Purchase, participate, or otherwise direct interests in oil, gas, or other mineral exploration or development programs;
It is proposed that this policy be changed from a “fundamental” policy to a “non-fundamental” policy, which means that the Board of Directors could revise the policy in the future without shareholder approval.  No other changes are contemplated at this time.

10
Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than 3 years, except U.S. Government Securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer);
It is proposed that this policy be eliminated.

11	Invest in companies for the purpose of exercising management or control;
It is proposed that this policy be changed from a “fundamental” policy to a “non-fundamental” policy, which means that the Board of Directors could revise the policy in the future without shareholder approval.  No other changes are contemplated at this time.

12
Purchase or retain the securities of any issuer if, to the knowledge of the Fund’s management, the officers or directors of the Fund and the officers and directors of the Adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

It is proposed that this policy be changed from a “fundamental” policy to a “non-fundamental” policy, which means that the Board of Directors could revise the policy in the future without shareholder approval.  No other changes are contemplated at this time.

13
Purchase any securities that would cause more than 2% of the value of the Fund’s total assets at the time of such purchase to be invested in warrants that are not listed, or more than 5% of the value of its total assets to be invested in warrants or stock options whether or not listed, such warrants or options in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities;

It is proposed that this policy be changed from a “fundamental” policy to a “non-fundamental” policy, which means that the Board of Directors could revise the policy in the future without shareholder approval.  No other changes are contemplated at this time.

14
Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund’s total assets would be invested in illiquid securities or foreign securities which are not publicly traded in the United States; or

It is proposed that this policy be changed from a “fundamental” policy to a “non-fundamental” policy, which means that the Board of Directors could revise the policy in the future without shareholder approval, and revised as follows:

Purchase any security if, as a result of such purchase, more than 15% of the value of the Fund’s total assets would be invested in illiquid securities; or

15
Purchase common stock, or other securities convertible into common stock or any other type of security that represents ownership of equity in an operating company and not otherwise classified as an investment company under the 1940 Act, unless the issuer is a reporting company under the requirements of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended.

It is proposed that this policy be changed from a “fundamental” policy to a “non-fundamental” policy, which means that the Board of Directors could revise the policy in the future without shareholder approval.  No other changes are contemplated at this time.

Accordingly, the Board of Directors of Lifetime Achievement Fund, Inc., including the Independent Directors, unanimously recommends that shareholders of the Fund approve the changes to the fundamental investment restrictions.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of Lifetime Achievement Fund, Inc., an open-end investment management company incorporated in Maryland on September 2, 1999.  The Fund’s principal executive offices are located at 15858 West Dodge Road, Suite 310, Omaha, Nebraska  68118.  The Board of Directors supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund retains Manarin Investment Counsel, Ltd. (the “Adviser”), 15858, Suite 310, West Dodge Road, Omaha, Nebraska 68118 as the Fund’s investment adviser. The Fund also retains UMB Fund Services, Inc. as the Fund’s transfer agent, administrator, and fund accountant and Manarin Securities Corporation, an affiliate of Manarin Investment Counsel, Ltd., as the Fund’s principal distributor.

THE PROXY

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of a new Director, for the approval of the changes to the Fund’s fundamental investment restrictions, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Company revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on September 9, 2010 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date").  As of the Record Date, 8,068,510.682 shares of beneficial interest of the Fund were issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposals I and II.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed changes to the Fund’s fundamental investment restrictions.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a class means the vote of (1) 67% or more of the voting shares of the class present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the class, whichever is less.  Election of the Nominee requires a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed changes to the Fund’s fundamental investment restrictions, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.  Because the Director is elected by a plurality, non-votes and abstentions will have no effect.

SECURITY OWNERSHIP OF MANAGEMENT

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As of September 9, 2010, no persons were “control” persons of the Fund.  This means that there were no persons (i) owning beneficially more than 25% of the outstanding shares of the Fund, or (ii) that by acknowledgment or assertion by the controlled party or controlling party, were in control of the Fund.

As a group, the Directors (including the Nominee) and officers of the Company own approximately 1.08% of the outstanding shares of the Company as a whole as of September 9, 2010.  As a result, the Directors (including the Nominee) and officers as a group are not deemed to control the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Company knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

The Company has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Company’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Company’s proxy materials must be received by the Company within a reasonable time before the solicitation is made.  The fact that the Company receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Roland R. Manarin, President, Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.

COST OF SOLICITATION

The Board of Directors of the Company is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Company.  In addition to solicitation by mail, the Company will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Company will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Company and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Company’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Company may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Company if you wish to receive a separate copy of the Proxy Statement, and the Company will promptly mail a copy to you.  You may also call or write to the Company if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Company at (800) 397-1167, or write the Company at 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.

BY ORDER OF THE BOARD OF DIRECTORS

 Ronald R. Manarin
 President

Dated: September 10, 2010

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO (888) 810-3042.
PROXY

LIFETIME ACHIEVEMENT FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
November 8, 2010

The undersigned shareholder of Lifetime Achievement Fund, Inc. (the “Fund”), hereby nominates, constitutes and appoints Ronald R. Manarin, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118 on November 8, 2010 at 3:00 p.m., Central Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

1.   Election of Mark H. Taylor as a Director (all shareholders)
⁪ FOR	⁪ AGAINST	⁪ WITHHOLD AUTHORITY TO VOTE

2.	Approval of the Changes to the Fundamental Investment Restrictions (all shareholders)

⁪ FOR	⁪ AGAINST	⁪ ABSTAIN

The Board of Directors recommends a vote “FOR” on BOTH of the above proposals.  The Proxy shall be voted in accordance with the recommendations of the Board of Directors unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Directors, if any.

________________ (Number of Shares)	DATED: ________, 2010
__________________________________________
(Please Print Your Name)

__________________________________________
(Signature of Shareholder)

__________________________________________
(Please Print Your Name)

__________________________________________
(Signature of Shareholder)

(Please date this proxy and sign your name as it appears on the label.  Executors, administrators, directors, etc. should give their full titles.  All joint owners should sign.)

This Proxy is solicited on behalf of the Company’s Board of Directors, and may be revoked prior to its exercise by filing with the President of the Company an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

EXHIBIT A

LIFETIME ACHIEVEMENT FUND, INC.
AUDIT COMMITTEE CHARTER

As Amended and Restated Effective February 15, 2010

1.	The Audit Committee of the Board of Directors (the “Committee”) shall be composed entirely of independent directors.

2.	The purposes of the Committee are to:

(a)	oversee Lifetime Achievement Fund, Inc.’s (the “Fund”) accounting and financial reporting policies and practices and its internal controls;

(b)	oversee the quality and objectivity of the independent audit and the Fund’s financial statements;

(c)	act as a liaison between the Board of Directors and the Fund’s independent auditors; and

(d)	perform the functions generally associated with a nominating committee.

The function of the Committee is strictly oversight with respect to the integrity of the financial statements.  The maintenance of adequate systems for accounting and internal control is the responsibility of Fund management.

3.	The Committee shall have the following duties and responsibilities:

(a)
recommend the selection, retention, or termination of the independent auditors, assess the independence of the auditors, including whether the auditors provide any non-audit services to the Fund or the Fund’s management, and receive the auditor’s specific representations as to their independence;

(b)
meet with the Fund’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) review the form of opinion the auditors propose to render to the Board of Directors and shareholders;

(c)	consider the effect upon the Fund of any changes on accounting principles or practices proposed by management or the auditors;

A-1

(d)	pre-approve the audit and non-audit services performed by the Fund’s independent auditors pursuant to the Audit and Non-Audit Services Pre-Approval Policy, attached hereto as Exhibit A;

(e)	review the fees charged by the auditors for audit and non-audit operations;

(f)	investigate improprieties or suspected improprieties in Fund operations;

(g)	administer the Fund’s Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002;

(h)	identify, as necessary, new candidates who are qualified for Board of Directors membership;

(i)	review the qualifications of all candidates proposed for Board of Directors membership, including any candidates nominated by shareholders in accordance with the Fund’s By-laws;

(j)
recommend to the Board of Directors the nominees to stand for election at any meeting of shareholders of the Fund required to be held and, as necessary or deemed appropriate, recommend nominees to fill vacancies on the Board and, in consultation with the Board, recommend the directors to be appointed to each committee of the Board;

(k)	oversee orientation of new Directors when they join the Board of Directors; and

(l)	plan for succession and replacement of Directors; and

(m)	report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.	The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require.

5.	The Committee shall regularly meet with the Treasurer of the Fund.

6.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain consultants, legal counsel, or other experts at the expense of the Fund.

7.	The Committee shall review the Charter at least annually and recommend any changes to the full Board of Directors.

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EXHIBIT A

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Committee is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Committee is required to pre-approve all audit and non-audit services rendered by the independent auditor for the Fund and its Investment Adviser in certain instances to assure that said services do not impair the auditor’s independence as it relates to the Fund’s audit engagement.  To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit clients, as well as the audit committee’s oversight of the audit engagement and the independent auditor.  Accordingly, the Committee has adopted, and the Fund’s Board of Directors has ratified, this Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services may either be pre-approved without consideration of specific case-by-case services by the Committee (“general pre-approval”); or may require the specific pre-approval of the Committee (“specific pre-approval”).  The Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Committee if it is to be provided by the auditor.  Any proposed services exceeding pre-approval cost levels or budgeted amounts will also require specific pre-approval by the Committee.

For both types of pre-approval, the Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.  The Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient services.

The Appendices to this Policy describe the Audit, Audit-Related, Tax and All Other Services that have the general pre-approval of the Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Committee specifies otherwise.  The Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Committee intends to fulfill its responsibilities.  It does not delegate the Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

II.	Delegation

The audit committee chair takes the lead of pre-approving services to be rendered by the independent auditor.  However, as provided in the Act and the SEC’s rules, the Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Committee will monitor the Audit Services engagement as necessary, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit Services engagement approved by the Committee, the Committee may grant general pre-approval to other Audit Services, which are those services that only the independent auditor reasonably can provide.  Other Audit Services may include services associated with SEC registration statements on Form N-1A, periodic reports and other documents filed with the SEC, among others.

The Committee has pre-approved the Audit Services in Appendix 1.  All other Audit Services not listed in Appendix 1 must be specifically pre-approved by the Committee.

IV.	Audit-Related Services

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor.  Because the Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Committee may grant general pre-approval to Audit-Related Services.  Audit-Related Services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit Services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Committee has pre-approved the Audit-Related Services in Appendix 2.  All other Audit-Related Services not listed in Appendix 2 must be specifically pre-approved by the Committee.

V.	Tax Services

The Committee believes that the independent auditor can provide Tax Services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services.  Hence, the Committee believes it may grant general pre-approval to certain Tax Services that are generally provided by the auditor, that the Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence.  The Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

Pursuant to the preceding paragraph, the Committee has pre-approved the Tax Services in Appendix 3.  All Tax Services not listed in Appendix 3 must be specifically pre-approved by the Committee.

VI.	All Other Services

The Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services may be permissible.  Accordingly, the Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Committee has pre-approved the All Other Services in Appendix 4.  Permissible All Other Services not listed in Appendix 4 must be specifically pre-approved by the Committee.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established by the Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Committee.

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Committee will be submitted to the Treasurer of the Fund and must include a detailed description of the services to be rendered.  The Treasurer will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.  The Committee will be informed of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Committee will be submitted to the Committee by both the independent auditor and the Treasurer.

The Committee has designated the Treasurer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy.  The Treasurer will report to the Committee on the results of its monitoring.  Both the Treasurer and management will immediately report to the Chairman of the Committee any material breach of this Policy that comes to the attention of the Treasurer or any member of management.

Appendix 1

Pre-Approved Audit Services

•	Audits of the Fund’s Financial Statements.

•	Services to the Fund associated with SEC registration statements, periodic reports and other documents filed with the SEC, and assistance in responding to SEC comment letters.

Appendix 2

Pre-Approved Audit-Related Services

•
Consultations with Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies.

•	Review of the Fund’s semi-annual financial statements.

•	Due diligence relating to potential merger of the Fund.

Appendix 3

Pre-Approved Tax Services

•	Federal, state, and local tax planning and compliance advice for the Fund.

•	Review of Federal, state, and local income and other tax returns for the Fund.

•	Tax advice and assistance regarding statutory, regulatory or administrative developments relevant to the Fund.

Appendix 4

Pre-Approved All Other Services

•	Review dividend and income distributions as requested by Fund officers.